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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 28, 2003




                              STEEL DYNAMICS, INC.

             (Exact name of registrant as specified in its charter)


            Indiana                        0-21719                35-1929476
(State or other jurisdiction of        (Commission File         (IRS Employer
 incorporation or organization)             Number)          Identification No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553

          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 9. REGULATION FD DISCLOSURE.

A certification complying with the requirements of Section 906 of the Sarbanes-Oxley Act, 18 U.S.C. Section 1350, in the form attached hereto as
Exhibit 99.1, accompanied Registrant's Form 10-K Annual Report for the year ended December 31, 2002, as correspondence, on March 28, 2003, and is herewith furnished to the SEC.

(c)   EXHIBITS.

      99.1 Correspondence to the SEC from Registrant, dated March 28, 2003, accompanying Registrant's Annual Report on Form 10-K for the year ended December 31, 2002. This document is furnished herewith and is not to be deemed filed with the SEC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                            STEEL DYNAMICS, INC.

                                            /s/ Tracy L. Shellabarger

Date: March 28, 2002                        By: Tracy L. Shellabarger
                                                Title:  Secretary


                                INDEX TO EXHIBITS

Exhibit  Description

99.1 Correspondence to the SEC from Registrant, dated March 28, 2003, accompanying Registrant's Annual Report on Form 10-K for the year ended December 31, 2002. This document is furnished herewith and is not to be deemed filed with the SEC.


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